                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/ / Preliminary Proxy Statement
/ / Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                          OAK HILL SPORTSWEAR CORPORATION
                (Name of Registrant as Specified in Its Charter)
 -----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:


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    2) Aggregate number of securities to which transaction applies:


       ----------------------------------------------------------------------
    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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    4) Proposed maximum aggregate value of transaction:


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    5) Total fee paid:


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/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    ___________________________________________________________________________
    2) Form, Schedule or Registration Statement No.:

    ___________________________________________________________________________
    3) Filing Party:

    ___________________________________________________________________________
    4) Date Filed:

    ___________________________________________________________________________

                        OAK HILL SPORTSWEAR CORPORATION
                                 1411 Broadway
                           New York, New York 10018

                            ----------------------

                 NOTICE OF 1997 ANNUAL MEETING OF SHAREHOLDERS

                            ----------------------

Dear Shareholder:

     The Annual Meeting of Shareholders of Oak Hill Sportswear Corporation will be held in The Chestnut Room at The Penn Club, 30 West 44th Street, New York, New York, on Tuesday, June 24, 1997, at 11:15 A.M., to:

     (1) elect a Board of five directors; and

     (2) act upon such other matters as may properly come before the meeting.

     The Board of Directors has fixed the close of business on May 14, 1997 as the record date for determining shareholders entitled to notice of and to vote at the meeting.

                                          Joseph Greenberger,
                                            Secretary

May 19, 1997




                            YOUR VOTE IS IMPORTANT

                Whether or not you plan to attend the meeting,
              please sign and return the accompanying proxy card.

                         OAK HILL SPORTSWEAR CORPORATION
                                  1411 Broadway
                            New York, New York 10018

                              ---------------------
                                 PROXY STATEMENT
                                       FOR
                       1997 ANNUAL MEETING OF SHAREHOLDERS
                              ---------------------

Introduction

     Proxies in the form enclosed are solicited by the management of Oak Hill Sportswear Corporation (the "Company") for use at the 1997 Annual Meeting (the "Meeting") of Shareholders scheduled to be held on Tuesday, June 24, 1997. All properly executed proxies received prior to or at the Meeting will be voted. If a proxy specifies how it is to be voted, it will be so voted. If no specification is made, it will be voted FOR the election of management's five nominees as directors and, if other matters properly come before the Meeting, in the discretion of either of the persons named in the proxy.

Shares Entitled to Vote

     Holders of record of Common Stock at the close of business on May 14, 1997 (the "Record Date") are entitled to notice of and to vote at the meeting. On that date, there were 2,057,576 shares of Common Stock, $.02 par value, outstanding, each entitled to one vote. The Notice of Meeting, this Proxy Statement, the accompanying proxy card and the Annual Report of the Company for its fiscal year ended December 31, 1996 are being mailed on or about May 19, 1997 to all holders of record of Common Stock on the Record Date.

Proxies and Revocation of Proxies

     Execution and delivery of a proxy card will not affect a shareholder's right to attend the Annual Meeting and vote in person. A shareholder in whose name shares are registered as of the Record Date and who has given a proxy may revoke it at any time before it is voted by executing and delivering a written revocation to the Secretary of the Company, by presentation of a later dated proxy or by attending the Meeting and voting by ballot (which has the effect of revoking the prior proxy). Attendance at the Annual Meeting, however, will not in and of itself revoke a proxy.

     A shareholder who is a beneficial owner, but not a registered owner, as of the Record Date, cannot vote his or her shares except by the shareholder's broker, bank or nominee in whose name the shares are registered executing and delivering a proxy on his or her behalf or the shareholder attending the Meeting with a proxy or other authorization to vote from the registered owner and voting.

     No compensation will be paid by the Company to any person in connection with the solicitation of proxies. Brokers, banks, and other nominees will be reimbursed for out-of-pocket and other reasonable clerical expenses incurred in obtaining instructions from beneficial owners of the Company's stock. In addition to the solicitation by mail, solicitation of proxies may, in certain instances, be made personally or by telephone by directors or officers of the Company. It is expected that the expense of such special solicitation will be nominal. All expenses incurred in connection with this solicitation will be borne by the Company.

                       PRINCIPAL HOLDERS OF COMMON STOCK

     The following are believed by the Company to be the beneficial owners of more than 5% of the outstanding Common Stock, as of April 21 , 1997:

                             Number of       Percent of
   Name and Address           Shares         Outstanding
-------------------------   -------------   -------------
Arthur L. Asch  .........    495,951(1)        23.9%
1411 Broadway
New York, New York 10018

------------
(1) Includes 25,000 shares held by his wife. Mr. Asch has disclaimed a beneficial ownership of these shares. Includes 20,000 shares underlying options that may be exercisable within sixty days. Excludes 50,000 shares underlying options not exercisable within sixty days. Includes 169,000 shares held by Mr. Asch at Schroder Wertheim Investment Services, Inc. which are the subject of a 13G filing by Schroder Wertheim Investment Services, Inc.

                        ITEM 1 -- ELECTION OF DIRECTORS

Certain Information Regarding
Management's Nominees For Directors

     Five directors are to be elected at the 1997 Annual Meeting of Shareholders to hold office until the next Annual Meeting of Shareholders and until their successors are elected and qualified. All nominees are presently directors of the Company. The present directors' term of office expires at the conclusion of the 1997 Annual Meeting of Shareholders. Management has no reason to believe that any nominee will be unable to serve. If any should not be available, either person named in the proxy may vote for a substitute nominee designated by the Nominating Committee of the Board of Directors. Nominees receiving a plurality of the votes cast at the Meeting will be elected.

     The following table gives certain information as of April 21, 1997 concerning (i) the present directors and nominees for election as directors and
(ii) the ownership of the Company's common stock by all executive officers, directors and nominees.

                                                                                    Director        Number         Percent of
         Name              Age               Biographical Information                Since         of Shares       Outstanding
------------------------  ------  -----------------------------------------------  -----------  -----------------  -------------
Arthur L. Asch    ......   55      Chairman of the Board of Directors and           1979               495,951(1)        23.9%
                                   Chief Executive Officer of the Company,
                                   and member of the Executive and Nominat-
                                   ing Committees. Chairman of the Oak Hill
                                   Sportswear Division of Donnkenny Apparel,
                                   Inc. since July 1995.

Michael A. Asch   ......   30      President and Chief Operating Officer and        April               53,000(2)         2.6%
                                   Treasurer of the Company since January           1996
                                   1997 and Chief Financial Officer since
                                   March 1994. From March 1994 to Decem-
                                   ber 1996, Vice President of the Company.
                                   Vice President - Operations of the Compa-
                                   ny's Domestic Division from January 1993
                                   to March 1994. Member of the Executive
                                   and Nominating Committees. From July
                                   1995 to December 1996, Vice President and
                                   Chief Financial Officer of the Oak Hill
                                   Sportswear Division of Donnkenny Apparel,
                                   Inc. Since February 1992, President and
                                   principal of Anniston Capital, Inc. (invest-
                                   ment banking). Michael A. Asch is the son
                                   of Arthur L. Asch.

                                                                                    Director        Number         Percent of
         Name              Age               Biographical Information                Since         of Shares       Outstanding
------------------------  ------  -----------------------------------------------  -----------  -----------------  -------------
Joseph Greenberger .....   61     Secretary of the Company and member of              1979                --             --
                                     the Executive, Nominating, Audit, and
                                     Stock Option Committees. Partner of Green-
                                     berger & Forman, a New York law firm.(3)

Kenneth S. Roth ........   54     President of Rothwood Real Estate Services,         April           5,000(4)            *
                                     Inc. (commercial real estate broker) since       1996
                                     March, 1992. Member of the Audit and
                                     Stock Option Committees.

Aaron W. Weingarten ....   63     Chairman of the Board of Yavapai Hills,             April           5,000(4)            *
                                     Inc. (real estate developer) since 1980.(5)       1996
                                     Member of the Audit and Stock Option
                                     Committees.

All directors and executive officers
 as a group (5 persons)  ............                                                               558,951            26.6%


------------
* Less than 1%.

(1) See Note 1 to "Principal Holders of Common Stock."

(2) Includes 6,000 shares held as custodian for minor children. Mr. Asch disclaims beneficial ownership of these shares. Includes 17,000 shares underlying stock options exercisable within sixty days, and excludes 67,000 shares underlying options not exercisable within sixty days.

(3) Mr. Greenberger's law firm earned approximately $45,000 in fees from the Company for services rendered in 1996.

(4) Includes 5,000 shares underlying stock option exercisable within sixty days and excludes 10,000 shares underlying stock options not exercisable within sixty days.

(5) Mr. Weingarten was an officer of three corporations which served as the general partner of three limited partnerships which owned real estate for which a receiver was appointed during the past two years.

Meetings of Board and Committees

     The Board of Directors had seven formal meetings during 1996. All directors who are nominees attended all of the Board of Directors meetings during the time that they were Directors in 1996. The Board has an Executive Committee, an Audit Committee, a Nominating Committee and a Stock Option Committee. The Executive Committee has all the authority which, under the New York Business Corporation Law, may be delegated to such a Committee; until April 22, 1996 it had been specifically delegated the functions of a compensation committee. The Executive Committee had several informal meetings during 1996. The Audit Committee recommends the firm of independent public accountants to be engaged as the Company's auditors and participates in such accounting reviews as it deems appropriate. It had one meeting during 1996. The Nominating Committee recommends to the Board the slate of management nominees for election as directors and also recommends officers and other Company officials; it will consider nominations by shareholders made in writing to the Chairman of the Board. The Nominating Committee had one meeting during 1996. The Stock Option Committee is authorized to award options under the Company's stock option plans. It had one meeting during 1996.

     Upon joining the Board Messrs. Roth and Weingarten were each granted options to purchase up to 15,000 shares of the Company's common stock pursuant to the NQO Plan, as amended. In addition, directors who are not also officers or employees of the Company are paid at the rate of $10,000 per annum. During 1996, Messrs. Roth and Weingarten were paid $7,500 each for the portion of the year that they were directors. The Company has no other compensation arrangement with its directors who are not also employees.

     The Company maintains directors' and officers' liability insurance. For 1997, the aggregate premiums for such insurance is approximately $77,800.

Executive Compensation

     The following table summarizes all compensation paid by the Company during its fiscal year ended December 31, 1996, and for the two prior fiscal years, to its Chief Executive Officer as of December 31, 1996.

                                                                                            Long Term
                                                 Annual Compensation                   Compensation Awards
                                       ---------------------------------------   -------------------------------
                                                                                 Number
        Name and                                                                   of
        Principal                          Salary           Other Annual (1)     Options         All Other
        Position              Year          ($)              Compensation        Granted       Compensation (2)
--------------------------   -------   -----------------   -------------------   ----------   ------------------
Arthur L. Asch   .........    1996         $   50,000                              50,000          $ 2,400
Chairman of the Board         1995         $  302,404(3)                               --          $ 8,400
(Chief Executive Officer)     1994         $  500,000                              40,000          $ 8,400


------------
(1) The named executive officer's perquisites did not equal or exceed the lesser of $50,000 or 10% of his cash compensation.

(2) Represents amounts paid under the Company's defined contribution pension and profit sharing plans.

(3) Through July 24, 1995, Mr. Asch was compensated at the rate of $500,000 per year.

Deferred Compensation Plans

     The Company has non-contributory defined contribution pension and profit sharing plans covering certain employees (including executive officers) of the Company. The Company has no defined benefit plans.

Stock Options

     The Company has a Non-Qualified Stock Option Plan ("NQO Plan"), which terminates on October 11, 2004. During 1996, 110,000 options were granted under the NQO Plan, 50,000 to Michael A. Asch, 30,000 to Arthur L. Asch and 15,000 to each of Kenneth S. Roth and Aaron W. Weingarten. All of such options have an exercise price of $2.00 per share. During 1996, no executive officer of the Company exercised any options and no options previously granted to any executive officer were repriced. The Company has no stock appreciation rights ("SAR") plan and has issued no SARs.

Compensation Committee Interlocks and Insider Participation

     The Board has no separate Compensation Committee. The Executive Committee, which until April 22, 1996, consisted of Steven Kotler (Chairman), Wilmer J. Thomas, Jr., and Arthur L. Asch (the Company's Chief Executive Officer), performed the role of a Compensation Committee. The Board now performs the function of the Compensation Committee.

Compensation Committee Report

     Until July 24, 1995, when the sale of the Company's Sportswear Division was consummated, Arthur L. Asch was compensated at the rate of $500,000 per year, the annual base salary under his employment agreement which had expired December 31, 1994. Until July 24, 1995, Michael A. Asch was compensated at the rate of $215,000 per year, the annual base salary under his employment agreement with the Company. As negotiated in connection with the sale of the Sportswear Division, from July 25, 1995 through December 31, 1995 Arthur L. Asch was compensated by the Company at the rate of $50,000 per year, and Michael A. Asch was compensated by the Company at the rate of $25,000 per year. Such compensation was continued during 1996.

                                          Arthur L. Asch
                                          Michael A. Asch
                                          Joseph Greenberger
                                          Kenneth S. Roth
                                          Aaron W. Weingarten

Performance Graph

     The following graph compares the cumulative return on $100 invested at the close of trading on the last trading day of 1991 (assuming the reinvestment of dividends) of Oak Hill Sportswear Corporation, the S&P 500 Index and a peer group of companies. The peer group represents the Value Line Apparel Index, excluding those companies with market capitalizations over $500 million, as of December 31, 1996, and is comprised of: Farah Inc., Hartmarx Corp., Kellwood Co., Oshkosh B'Gosh, Inc. Class A Shares, Oxford Industries, Inc., Phillips-Van Heusen and Tultex Corp. Those companies excluded as a result of the market capitalization criteria were Fruit of the Loom, Liz Claiborne, Russell Corp. and
V. F. Corp. The peer group is weighted by market values of the companies in the group at the beginning of each measurement period.


                     (Performance Results Through 12/31/96)


 $250.00|------------------------------------------------------------------|
        |                                                                  |
        |                                                                  |
 $200.00|--------------------------------------------------------------&---|
        |                                                                  |
        |                                                &                 |
 $150.00|------------------------------------------------------------------|
        |                          #                                       |
        |              #&          &         &*                            |
 $100.00|---&---------------------------------------------------------#----|
        |                          *          #          #                 |
        |               *                                *                 |
  $50.00|------------------------------------------------------------------|
        |                                                            *     |
        |                                                                  |
   $0.00|----|----------|---------|-----------|-----------|-----------|----|
           1991       1992      1993        1994        1995        1996


                                                  Source: Value Line, Inc.

*=Oak Hill Sportswear Corporation         &=Standard & Poors 500
                          #= Peer Group

                 SHAREHOLDER PROPOSALS FOR 1998 ANNUAL MEETING

     Shareholders may present proposals for inclusion in the 1998 Proxy Statement provided they are received by the Company at its principal executive offices no later than January 19, 1998 and are in compliance with applicable regulation of the Securities and Exchange Commission.

                          FILINGS UNDER SECTION 16(a)

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership of such securities with the Securities and Exchange Commission. Officers, directors and greater than ten percent beneficial owners are required by applicable regulations to furnish the Company with copies of all Section 16(a) forms they file. Other than Mr. A. Asch, the Company is not aware of any beneficial owner of more than ten percent of its Common Stock.

     Based on a review of the copies of the Forms furnished to the Company, the Company believes that all filing requirements applicable to its officers and directors were complied with in a timely manner during 1996.

                 THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS

     Price Waterhouse LLP has been appointed the Company's independent public accountants for 1997. A representative of Price Waterhouse LLP is expected to be present at the 1997 Annual Meeting of Shareholders and will be available to answer appropriate questions.

A SHAREHOLDER MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1996, BY WRITING TO: OAK HILL SPORTSWEAR CORPORATION, 1411 BROADWAY, NEW YORK, NY 10018: ATTN: PRESIDENT.


Dated: May 19, 1997

                        OAK HILL SPORTSWEAR CORPORATION

          This Proxy is Solicited on Behalf of the Board of Directors

     The undersigned hereby appoints Arthur L. Asch and Joseph Greenberger as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Oak Hill Sportswear Corporation held of record by the undersigned on May 14, 1997 at the Annual Meeting of Shareholders to be held on June 24, 1997 and any adjournment thereof.

1. Election of Directors
 / / FOR all nominees listed below             / / WITHHOLD AUTHORITY to vote
     (except as marked to the contrary             for all nominees listed
      below)                                       below


              Arthur L. Asch, Michael A. Asch, Joseph Greenberger,
                     Kenneth S. Roth and Aaron W. Weingarten

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.)

---------------------------------------------------------------------

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

                     (Please date and sign on reverse side)

-------------------------------------------------------------------------------


     This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the proxy will be voted FOR the election of management's nominees for directors.

     When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

  Please sign exactly as name appears herein.

                                          ---------------------------------
                                                    (Signature)

                                          ---------------------------------
                                            (Signature, if held jointly)


                                          Dated:_____________________, 1997

                                          PLEASE MARK, SIGN, DATE AND RETURN
                                          THIS PROXY CARD PROMPTLY USING THE
                                          ENCLOSED ENVELOPE